SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2018 (September 11, 2018)

MoneyOnMobile, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On September 11, 2018, the Company issued a Letter to Shareholders from its Chairman and CEO Harold H. Montgomery. The letter provided an update on recent events with the Company. A copy of the Letter to Shareholders is attached to this report as Exhibit 99.1 and incorporated herein by reference. The Company has also included multiple exhibits as support mentioned in the Letter to Shareholders. These are Exhibits 99.2 through 99.5, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Letter to Shareholders from CEO
99.2	DI DPPL ROC
99.3	Verma Contact Details
99.4	MMPL Board Violations
99.5	Verma Letter to Indian Employees

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

September 12, 2018	By:	/s/ Scott S. Arey
Scott S. Arey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Letter to Shareholders from CEO
99.2	DI DPPL ROC
99.3	Verma Contact Details
99.4	MMPL Board Violations
99.5	Verma Letter to Indian Employees